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                                                                    EXHIBIT 10.4

                               INDEMNITY AGREEMENT


     This Indemnity Agreement ("Agreement") is made and entered into as of June __, 1999, by and between Kinder Morgan, Inc., a Delaware corporation ("Company"), and ____________ ("Indemnitee").

                                  Introduction

     Indemnitee has been and is an officer and/or director of the Company and/or an officer and/or director of certain of the Company's direct and indirect subsidiaries (the "Subsidiaries"). The parties desire that the Company provide indemnification (including advancement of expenses) to Indemnitee effective as of the date Indemnitee became or does become an officer or director of the Company or any of the Subsidiaries against any and all liabilities asserted against Indemnitee to the fullest extent permitted by the Delaware General Corporation Law ("Act"), as the Act presently exists and may be expanded from time to time. Based on such premise, and for certain good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Service. Indemnitee will serve at the will of the Company or under separate contract, if such exists, as a director and/or officer of the Company and the Subsidiaries (including in certain circumstances, as a shareholder of a separate corporation for insurance purposes which corporation shall be controlled and directed by the Company or the Subsidiaries) for so long as Indemnitee is duly elected and qualified in accordance with the Bylaws of the Company and the bylaws or other governing documents of the applicable Subsidiaries, until Indemnitee's death, or the tender of his resignation to the Company or until his removal in accordance with the Bylaws of the Company and the bylaws or other governing documents of the applicable Subsidiaries.

     2. Indemnification. The Company shall, or shall cause the applicable Subsidiary to, indemnify Indemnitee as follows:

     2.1. The Company shall indemnify Indemnitee when Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or the Subsidiaries (or additionally as a shareholder of a Subsidiary), or is or was serving at the request of the Company or the Subsidiaries as a director, officer, shareholder, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its Subsidiaries, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee

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     did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its Subsidiaries, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

     2.2. The Company shall indemnify Indemnitee when Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or the Subsidiaries (or additionally as a shareholders of a Subsidiary), or is or was serving at the request of the Company or the Subsidiaries as a director, officer, shareholder, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner that Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and it Subsidiaries and except that no indemnification pursuant to this Agreement shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company or its Subsidiaries unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

     2.3. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections
2.1 or 2.2, or in defense of any claim, issue or matter therein, or when the Delaware Court of Chancery or the court in which such action or suit was brought otherwise determines Indemnitee is fairly and reasonably entitled to Indemnity for such expenses the Company shall indemnify Indemnitee against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

     2.4. Any indemnification under Sections 2.1 and 2.2 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination, in accordance with the procedures set forth in Section 3, that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in such Sections 2.1 and
2.2. Such determination shall be made (1) by a majority vote of the board of directors of the Company who are not parties to such action, suit or proceeding even though less than a quorum, (2) if there are no such directors or, if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders of the Company.

     2.5. Expenses (including attorneys' fees) incurred by Indemnitee in defending any civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt by the Company from Indemnitee of a Statement of Undertaking in substantially the form set forth in Exhibit A, in which Indemnitee undertakes to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 2; provided, however, that should more than one person other than Indemnitee be made or threatened

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     to be made a party to the same civil, criminal, administrative or investigative action, suit or proceeding, the Company shall advance the attorneys' fees of the counsel who represents such group of persons, unless Indemnitee is advised that the retention of separate counsel by Indemnitee is necessary, in which case the Company shall also advance the expenses of such separate counsel.

     2.6. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 2 shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office, shall continue after Indemnitee has ceased to be a director, officer, employee or agent of the Company or the Subsidiaries, and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

     3. Determination of Right to Indemnification. For the purpose of making the determination of whether to indemnify Indemnitee in a specific case under
Section 2.3, the board of directors of the Company, independent legal counsel or stockholders, as the case may be, shall make the determination in accordance with the following procedures:

     3.1. Indemnitee shall submit to the board of directors a Statement of Request for Indemnification in substantially the form set forth in Exhibit B, in which Indemnitee states that Indemnitee has met the applicable standard of conduct set forth in Sections 2.1 and 2.2.

     3.2. Indemnitee's submission of a Statement of Request for Indemnification to the board of directors shall create a rebuttable presumption that Indemnitee has met the applicable standard of conduct set forth in Sections 2.1 and 2.2 and, therefore, is entitled to indemnification under Section 2. The Company shall cause, the board of directors, independent legal counsel or stockholders, as the case may be, to confirm, within 10 days after submission of the Statement of Request for Indemnification, specifically that Indemnitee is so entitled, unless it or they possess clear and convincing evidence to rebut the foregoing presumption, which evidence shall be disclosed to Indemnitee with particularity in a sworn written statement signed by all persons who participated in the determination and voted to deny indemnification. If the board of directors, independent legal counsel or stockholders fail to deny that Indemnitee is entitled to Indemnification within 10 days after submission of the Statement of Request for Indemnification, the presumption that Indemnity is entitled to Indemnitee shall continue until rebutted.

     4. Merger, Consolidation or Change in Control. If the Company is a constituent corporation in a merger or consolidation, whether the Company is the resulting or surviving corporation or is absorbed as a result thereof, or if there is a change of control of the Company, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as Indemnitee would have with respect to the Company if its separate existence had continued or if there had been no change in the control of the Company.

     5. Certain Definitions. For the purposes of this Agreement, the following terms shall have the indicated meanings and understandings:

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     5.1. The term "other enterprise" includes, among others, employee benefit plans and civic, non-profit and charitable organizations, whether or not incorporated.

     5.2. The term "fines" includes any excise taxes assessed on Indemnitee with respect to any employee benefit plan.

     5.3. The term "serving at the request of the Company" includes any service, at the request or with the express or implied authorization of the Company, as a director, officer, shareholder, employee or agent of another corporation, partnership, joint venture, trust or other enter prise, which service imposes duties on, or involves services by, Indemnitee with respect to such corporation, partnership, joint venture, trust or other enterprise, its participants or beneficiaries. If Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of such other enterprise, its participants or beneficiaries, Indemnitee shall be deemed to have acted in a manner not opposed to the best interests of the Company.

     5.4. The term "change of control" includes any change in the ownership of a majority of the outstanding voting securities of the Company or in the composition of a majority of the members of the board of directors of the Company.

     6. Attorney' Fees. If Indemnitee institutes any legal action to enforce Indemnitee's rights under this Agreement, or to recover damages for breach of this Agreement, Indemnitee, if Indemnitee prevails in whole or in part, shall be entitled to recover from the Company all fees and expenses (including attorney's fees) incurred by Indemnitee in connection therewith.

     7. Deposit of Funds In Trust. If the Company voluntarily decides to dissolve or to file a petition for relief under the applicable bankruptcy, moratorium or similar laws, then not later than 10 days prior to such dissolution or filing, the Company shall deposit in trust for the sole and exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to Indemnitee hereunder. Any amounts in such trust not required for such purpose shall be returned to the Company. This
Section 7 shall not apply to the dissolution of the Company in connection with a transaction as to which Section 4 applies.

     8. Amendments to Act. This Agreement is intended to provide indemnity to Indemnitee to the fullest extent allowed under Delaware law. Accordingly, to the extent permitted by law, if the Act permits greater indemnity than the indemnity set forth herein, or if any amendment is made to the Act expanding the indemnity permissible under Delaware law, the indemnity obligations contained herein automatically shall be expanded, without the necessity of action on the part of any party, to the extent necessary to provide to Indemnitee the fullest indemnity permissible under Delaware law.

     9. Conflicts. As stated above, this Agreement is intended to provide indemnity to Indemnitee to the fullest extent allowed under Delaware law. To the extent a Subsidiary is not governed by Delaware law, this Agreement shall control and the Company shall indemnify

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     Indemnitee pursuant to the terms of this Agreement to the extent that the
Subsidiary's charter, bylaws or other governing documents or the applicable State's statutes do not provide such indemnity.

     10. Miscellaneous Provisions.

     10.1. Survival. The provisions of this Agreement shall survive the termination of Indemnitee's service as a director or officer of the Company and shall relate back to Indemnitee's election as an officer or director of the Company or any Subsidiary if prior to the date hereof.

     10.2. Entire Agreement. This Agreement constitutes the full understanding of the parties and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersedes all prior negotiations, understandings and agree ments, whether written or oral, between the parties, their affiliates, and their respective principals, shareholders, directors, officers, employees, consultants and agents with respect thereto.

     10.3. Amendments and Waivers. No alteration, modification, amendment, change or waiver of any provision of this Agreement shall be effective or binding on any party hereto unless the same is in writing and is executed by all parties hereto.

     10.4. Modification and Severability. If a court of competent jurisdiction declares that any provision of this Agreement is illegal, invalid or unenforceable, then such provision shall be modified automatically to the extent necessary to make such provision fully legal, valid or enforce able. If such court does not modify any such provision as contemplated herein, but instead declares it to be wholly illegal, invalid or unenforceable, then such provision shall be severed from this Agreement, this Agreement and the rights and obligations of the parties hereto shall be construed as if this Agreement did not contain such severed provision, and this Agreement otherwise shall remain in full force and effect.

     10.5. Enforceability. This Agreement is enforceable by and against the Company, the Indemnitee and their respective executors, legal representatives, administrators, heirs, successors and assignees.

     10.6. Governing Law. This Agreement is governed by, construed under, and enforced in accordance with the laws of the State of Delaware without reference to the conflict-of- laws provisions thereof.

     10.7. Multiple Counterparts. This Agreement may be executed by the parties hereto in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which together shall constitute one and the same instrument.


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     The parties hereto have executed this Agreement to be effective as of the date first written above.


                                            COMPANY:

                                            KINDER MORGAN, INC.



                                            By:
                                                ------------------------------
                                                William V. Morgan
                                                President


                                            INDEMNITEE:



                                            ----------------------------------
                                            Name:
                                                 -----------------------------


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                                    EXHIBIT A

                            STATEMENT OF UNDERTAKING


STATE OF TEXAS                      $
                                    $
COUNTY OF HARRIS                    $


     I, __________, being first duly sworn, depose and say as follows:

     1. This Statement of Undertaking is submitted pursuant to the Indemnity Agreement dated June __, 1999 between Kinder Morgan, Inc., a Delaware corporation ("Company"), and me.

     2. I hereby undertake to repay this advancement of expenses if it is ultimately determined that I am not entitled to be indemnified by the Company.

     3. I hereby undertake to repay any advancement of expenses related to my Indemnification by the Company if it is ultimately determined that I am not entitled to be indemnified by the Company.

     4. I am requesting the advancement of expenses in connection with the following action, suit or proceeding:





     I have executed this Statement of Undertaking on ________________________.




                                               -------------------------------
                                               Signature



                                               -------------------------------
                                               Print Name


     Subscribed and sworn to before me on ____________________________________.



                                               -------------------------------
                                               Notary Public in and for
                                                 said state and county
                                               My commission expires:
                                                                      --------

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                                    EXHIBIT B

                    STATEMENT OF REQUEST FOR INDEMNIFICATION



STATE OF TEXAS                      $
                                    $
COUNTY OF HARRIS                    $

     I, ___________________, being first duly sworn, depose and say as follows:

     1. This Statement of Request for Indemnification is submitted pursuant to the Indemnity Agreement dated June __, 1999, between Kinder Morgan, Inc., a Delaware corporation ("Company"), and me.

     2. I am requesting indemnification against expenses (including attorneys' fees) and, with respect to any action not by or in the right of the Company, judgments, fines and amounts paid in settlement, all of which have been actually and reasonably incurred by me in connection with a certain action, suit or proceeding to which I am a party or am threatened to be made a party by reason of the fact that I am or was a director and/or officer of the Company.

     3. With respect to all matters related to any such action, suit or proceeding, I acted in good faith and in a manner I reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, I had no reason to believe that my conduct was unlawful.

     4. I am requesting indemnification in connection with the following suit, action or proceeding:




     I have executed this Statement of Request for Indemnification on

___________________________.


                                                ------------------------------
                                                Signature



                                                ------------------------------
                                                Print Name


     Subscribed and sworn to before me on ____________________________________.



                                                ------------------------------
                                                Notary Public in and for
                                                  said state and county
                                                My Commission expires:
                                                                      --------